UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                  ------------

                                    FORM 8-K



      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  November 19, 1999



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                                   EUPHONIX, INC.
               (Exact name of registrant as specified in its charter)


                          Commission File Number 0-26516


          California                                     77-0189481
(State or other jurisdiction of            (I.R.S. Employers Identification No.)
  incorporation or organization)


       220 Portage Avenue                                    94306-2242
       Palo Alto, California                                 (Zip Code)
       (Address of principal executive offices)



                                  (650) 855-0400
               (Registrants telephone number, including area code)
















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Item 4 . . . Changes in Registrants Certifying Accountant

          (a)   Previous independent accountants

          (i) On November 15, 1999 the Company dismissed Ernst & Young LLP as its independent accountants
          (ii) The reports of Ernst & Young LLP on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting prin-ciple.
          (iii) The decision to change independent  accountants was approved by the Companys Audit Committee and the Board of Directors.
          (iv)  During the Companys two most recent fiscal years and through the date of this Report, the Company has no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfac-tion of Ernst & Young LLP would have caused it to make reference thereto in its report on the financial statements,of the Company for such years.
          (v) During the Companys two most recent fiscal years and through the date of this report, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of the Regulation S-K).
          (vi) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, will be filed by amendment to this Form 8-K.

(b) New independent accountants

          (i) The Company engaged PricewaterhouseCoopers LLP as its new independent accountants as of November 15, 1999. During the two most recent fiscal years and through the date of this Report, the Company has not consulted with PricewaterhouseCoopers LLP regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Companys financial statements, and either a written report was provided to the Company or oral advice was provided that Pricewaterhouse-Coopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting,auditing or financial reporting issue; or (2) any matter that was either the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction of
                Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

         Exhibit 16: letter from Ernst & Young LLP to the Securities and Exchange Commission.

                      To be filed by Amendment to this Form 8-K.

















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                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EUPHONIX, INC.

Date:  November 19, 1999         By:  /s/ Barry Margerum
                                 Barry Margerum
                                 Chief Executive Officer, President and Director
































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